D.A. Davidson 9 th Annual Engineering & Construction Conference September 28, 2010 Exhibit 99.1

Safe Harbor Statement
This presentation contains certain statements that may be deemed “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements the Company makes regarding general economic conditions, spending by municipalities, the outlook for the residential and non-residential construction markets, improvements related to capacity utilization, the recovery, if any, of our end markets, and the potential effect of the refinancing on the Company’s operations, and the impact of these factors on our businesses. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of its experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:
• the demand level of manufacturing and construction activity;
• the Company’s ability to service its debt obligations; and
• the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K.
Undue reliance should not be placed on any forward-looking statements. The Company does not have any intention or obligation to update forward-looking statements, except as required by law.
Safe Harbor Statement

Non-GAAP Financial Measures
The Company presents adjusted income (loss) from operations, adjusted EBITDA, adjusted net loss, adjusted net loss per share, free cash flow and net debt as non-GAAP measures. Adjusted income (loss) from operations represents income (loss) from operations excluding impairment and restructuring. Adjusted EBITDA represents income (loss) from operations excluding impairment, restructuring, depreciation and amortization. The Company presents adjusted
EBITDA because it is a measure of performance management believes is frequently used by securities analysts, investors and interested parties in the evaluation of financial performance.
Adjusted net loss and adjusted net loss per share exclude impairment, restructuring, loss on early extinguishment of debt, certain costs to settle interest rate swap contracts, the tax on the repatriation of earnings from Canada and the income tax effects of the other previously mentioned items. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities, less certain expenditures related to the early extinguishment of notes, less capital expenditures, and is presented as a measurement of cash flow because it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents.  Net debt is commonly used by the investment community as a measure of indebtedness.  Adjusted income (loss) from operations, adjusted EBITDA, adjusted net loss, adjusted net loss per share, free cash flow and net debt have limitations as analytical tools, and investors should not consider any of these non-
GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under accounting principles generally accepted in the United States ("GAAP").
A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.
Non-GAAP Financial Measures

Leading North American provider of water
infrastructure and flow control products in
attractive and growing water industry
One of the largest installed bases in the U.S.
Investment Highlights
Strong brands
Leading specification positions in 99 of
100 largest U.S. metropolitan areas
Low-cost manufacturing processes

Repair and replacement of municipal water distribution and treatment systems
60%
New water distribution systems'
10%
Non-residential construction
30%

Our Business
• $1.4B LTM net sales (as of June 30, 2010)
• Portfolio includes:
• Fire hydrants
• Valves
• Pipe fittings
• Ductile iron pipe
• Water meters
• Specified in 99 of the largest 100 U.S. metropolitan
areas
• Approximately 75% of FY2009 net sales from
products with #1 or #2 position
(1) Based on management estimates
* New water distribution systems driven primarily by community development
The largest publicly traded water infrastructure company in the United States
FY2009 Primary End Markets
(1)

Mueller Water Products

Mueller Co.

US PIPE

ANVIL INTERNATIONAL

Broad Product Portfolio
$607
$80
$50
$130
SEGMENT NET SALES
PRODUCT
PORTFOLIO
ADJUSTED OPERATING
INCOME (LOSS)
(1)
$388
($49)
$19
($31)
$370
$18
$16
$34
Iron Gate
Valves
Butterfly, Ball
and Plug Valves
Fittings &
Couplings
Cast Iron
Fittings
Hangers &
Supports
Gas Products /
Tapping
Machines
Pipe Nipples
Hydrants
DEPRECIATION AND
AMORTIZATION
(2)
Est. 1857 Est. 1899 Est. 1999 (1850)
HISTORICAL ROOTS
ADJUSTED EBITDA
(1) (2)
Note: All statistics are actuals for LTM ended June 30, 2010
(1) Segment operating income excludes corporate expenses of $33mm. Mueller Co. excludes $1mm of restructuring. U.S. Pipe excludes $12mm of restructuring. Anvil excludes $1mm of restructuring.
(2) Segment depreciation and amortization excludes corporate depreciation of $1mm.
($ in millions)
Restrained Joint
Pipe
Ductile Iron
Pipe
Joint Restraint          Joint Fitting

Mueller Water Products

Fabricated Pipe
Fittings Restraint
Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Ductile Iron Pressure Pipe
Pipe Restraint
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Fire Protection Hydrant and Valve
Corporation Valve
Curb Valve
Meter Valve, Meter Yoke, Water Meter
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pump Station
Fabricated Pipe
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International
U.S. Pipe

Complete Water Transmission Solutions
As water flows from
its source to
treatment facilities
to homes and
businesses across
North America, it
flows through or is
controlled by the
type of products we
manufacture, making
Mueller Water
Products an integral
part of the water
infrastructure
system.

Mueller Water Products

Water Infrastructure Landscape*

	 FIRE HYDRANTS	 IRON GATE VALVES	 BUTTERFLY AND BALL VALVES	 BRASS WATER PRODUCTS	 DUCTILE IRON PIPE
Mueller Water Products Position	#1 ●	#1 ●	#1 ●	#2 ●	#1 ●
ACIPCO	●	●			●
A.Y. McDonald				●	
DeZURIK			●		
Ford Meter Box				●	
Griffin Pipe					●
McWane	●	●	●		●

8 * Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Strategy And Objectives
• Maintain leadership positions with customers and end users
• Continue to enhance operational and organizational excellence
• Broaden breadth and depth of products and services
• Expand internationally
Capitalize on the large, attractive and growing water
infrastructure markets worldwide

Our End Markets

Primary End Markets
Non-Residential
Construction
$430mm
30%
Repair and Replacement
(Public)
$850mm
85%
Residential
Construction*
(Private)
$150mm
15%
FY2009 Net Sales: $1.4B
Water Infrastructure
$1B
70%
Source: Management estimates
*
Residential is driven primarily by community development

Mueller Water Products

Future Drinking Water Infrastructure Expenditure Needs 2007-2026 (in billions)(1)
Storage $36.9
Treatment $75.1
Other $2.3
Source $19.8
Transmission and Distribution $200.8
Mueller Water Products' Area of Expertise

68.9%

The Market Opportunity Is Significant And Growing
Repair and Replacement Market
• Aging water pipes need to be rehabilitated / replaced
• Valves and hydrants typically replaced at same time as
pipes
• 15% - 30% of treated potable water lost in leaky pipes (2)
Funding and Spending
• 90% funded at local level (3)
• 29% of water systems charge less than cost (4)
Water Rates
• Average annual rate increase between 1996 and 2006 of
4.1% (5)
• Average water rates increased 14% from 2008 to 2009 (6)
Source: (1) EPA 2007 Drinking Water Needs Survey and Assessment
(2) Global Water Intelligence Water Technology Markets 2010
(3) EPA Clean Water and Drinking Water Infrastructure Gap Analysis
(4) Government Accountability Office 2004 report on water infrastructure
(5) American Water Works Association 2006 Water and Wastewater Rate Survey
(6) Global Water Intelligence
20-YR Need for Water Infrastructure = $335bn
$198
$335
$0
$100
$200
$300
$400
$500
As of January 1999 As of January 2007
Comparison of 20-Year U.S. Need for Water Infrastructure
Investments ($ in billions)
(1)
Future Drinking Water Infrastructure Expenditure Needs
($ in billions)
(1)

Mueller Water Products

WEDNESDAY 04.29.2009

THE BALTIMORE SUN

baltimoresun.com

Downtown in disarray

As the city's aging infrastructure continues to crumble, workers toil around the clock to repair a water main break that emptied offices and has traffic snarled closures and restrictions

Aging Water Infrastructure
• An average of 700 water mains break daily
in U.S. (about one every two minutes)
(1)
• Los Angeles typically has up to five breaks
daily; 225 major breaks each year
(2)
• Baltimore water main break in March 2010
left 100,000 people without water
(3)
(1) Saving U.S. Water and sewer systems would be costly , The New York
Times,
March 15, 2010
(2) More water main breaks become business as usual, Daily
News,
October 20, 2009
(3) Thousands in Baltimore County still without water, The Baltimore
Sun,
March 8, 2010
June 2010 sinkhole 20’ x 8’ and 10’ to 15’ deep caused
by leak in 6” pipe installed “probably in 1920s.”
Atlanta Journal-Constitution

Mueller Water Products

Drinking Water[1]
1988
1998
2001
2005
2009
D
D
D-
D-
[1]American Society of Civil Engineers
[2]National Council on Public Works Improvements

Aging Water Infrastructure
“Crumbling infrastructure
has a direct impact on our
personal and economic
health, and the nation’s
infrastructure crisis is
endangering our future
prosperity.”
D. Wayne Klotz, P.E., F.ASCE
President
American Society of Civil Engineers

Mueller Water Products

Percentage of Inventory
2.0%
1.5%
1.0%
0.5%
0.0%
1870
1890
1910
1930
1950
1970
1990
Year Installed

Figure 2–10: Age Distribution of Current Inventory of Pipe for 20 Cities

Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

Aging Water Infrastructure
Average life of 100 year old and 75 year old pipe is converging, contributing to accelerating need for pipe replacement.
(1) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002

Increasing Federal Awareness of Funding Needs
• At least 30 cities under consent decrees
— Atlanta $4.0B
— Washington, D.C. $2.8B
— Baltimore City and county $1.7B
— Cincinnati $1.5B
• 1974/1996 Safe Drinking Water Act
• 1998 Disinfectants and Disinfection Byproducts
Rule
• 2011 proposed federal budget
— Currently calls for $1.3B for drinking
water SRF
Stronger EPA regulations should lead to increased investment
In 2008, 40 percent of
the nation’s community
water systems violated
the Safe Drinking
Water Act at least
once, according to an
analysis of E.P.A. data.
The New York Times
(Sept. 2009)

Long-term trends in consumer prices (CPI) for utilities [1913-2008]
Water and sewer
Local phone
Natural gas
ALL ITEMS (CPI)
Electricity
Telephone services (1997=100)
Beecher IPU-MSU

Exhibit 1. Long-term trends in the Consumer Price Index (CPI) for utilities.
The index is set to 100 for 1982-1984 except for telephone services, where the index is set to 100 for 1997.

Funding 2010 Water Infrastructure Repair
Sources:
(1) Bureau of Labor Statistics
(2) AWWA State of the Industry Report 2009
Other
23%
Bonds
3%
Loans
46%
Operational Savings
24%
Rate
Increases 2%
Grants
1%
Sources of Funding
Water Infrastructure
Repair (2)
Historical Water Rates
Compared to Other
Utilities (1)

Mueller Water Products

Units (thousands)
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

Historical Housing Starts
Historical Housing Starts (1991 - August 2010)
Seasonally Adjusted Annualized
400
650
900
1,150
1,400
1,650
1,900
2,150
2,400
1991-2009
Average 1,515
Bottom of prior down
cycle (798,000)
April - Lowest starts (477,000)
since Census Bureau began
keeping records in 1959
2010 Forecast = 600,000
8.3% increase over 2009

Update on End Markets – Residential Construction
Significant Economic Downturns (1)
(1) Seasonally adjusted and annualized data from U.S. Census Bureau. Housing starts in thousands.
Significant Downturns
Peak Trough Length of % Decline Length of Recovery Trough + 12 Months
Month Starts Month Starts Downturn From Peak To 1.6MM Starts Starts Increase
Feb-1959 1,667 Dec-1960 1,063 22 months (36.2%) 23 months 1,365 28.4%
Dec-1965 1,656 Oct-1966 843 10 months (49.1%) 25 months 1,491 76.9%
Jan-1969 1,769 Jan-1970 1,085 12 months (38.7%) 10 months 1,828 68.5%
Oct-1972 2,485 Feb-1975 904 28 months (63.6%) 19 months 1,538 70.1%
Apr-1978 2,197 Nov-1981 837 44 months (61.9%) 15 months 1,372 63.9%
Jan-1986 1,972 Jan-1991 798 61 months (59.5%) 38 months 1,176 47.4%
Jan-2006 2,273 Apr-2009 477 39 months (79.0%) TBD TBD TBD
Average 2,003 858 31 months (57.2%) 22 months 1,350 57.3%
Median 1,972 843 28 months (57.3%) 21 months 1,372 62.8%

Mueller Water Products

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
2%
-14%
-5%
7%
6%
14%
13%
15%
8%
9%
11%
1%
-5%
0%
5%
5%
12%
18%
6%
-16%
-17%
-1%
12%
Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector

Source: Census Bureau, Zelman & Associates analysis

30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
Average 3-Month Change in New Non-Residential Building
Construction Projects Based on Square Footage
Mar-88
Mar-89
Mar-90
Mar-91
Mar-92
Mar-93
Mar-94
Mar-95
Mar-96
Mar-97
Mar-98
Mar-99
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10

Source: McGraw-Hill, Zelman & Associates analysis

Data as of July 21, 2010

20 Non-Residential Construction Average 3-Month Change in Non-Residential Construction Non-Residential Construction Actual / Forecast

Actions & Business Results

Management Actions/Initiatives
Objectives Cost Savings Actions
Reduce costs and improve
operating leverage
Six plants closed between FY2006-
current
Sold certain non-core assets of Anvil
Reduced headcount 25% from September 30, 2007 to June 30, 2010 from approximately
6,700 employees to approximately
5,000
Took actions to lower labor costs
LEAN Six Sigma and other manufacturing improvements (continuous improvement)
Invested in new automated ductile iron pipe operation to lower products costs
Manage working capital and
capital expenditures to
generate free cash flow
Capital spending decreased from FY2007/FY2008 levels
FY2009 capital spending of $39.7 million;FY2010 capital spending projected to be $39 to $41 million
Reduced inventory by $117 million in FY2009; $67million reduction
3Q10 YTD
Reduced debt by $269 million from June 30, 2009 through June 30, 2010

$509
$536
$618
$664
$804
$756
$718
$547
$492
$465
$551
$598 $595
$537
$546
$411
$393
$387
$431
$485
$535
$556
$595
$470
$0
$200
$400
$600
$800
$1,000
2002 2003 2004 2005 2006 2007 2008 2009 2002 2003 2004 2005 2006 2007 2008 2009 2002 2003 2004 2005 2006 2007 2008 2009
$107
$114
$142
$168
$222
$179
$153
$75
$4
$24
$33 $34
$2
$8
$14
$27
$45
$51
$59
$76
$45
$20
13.7%
0.7%
4.0%
5.5%
0.4%
2.0%
3.6%
6.3%
9.3%
9.5%
10.6%
12.8%
9.5%
21.3%
21.3%
23.7%
27.6%
21.0%
25.3%
23.0%
4.1%
6.3%
(1.9%)
(9.7%)
($50)
$0
$50
$100
$150
$200
$250
$300
2002 2003 2004 2005 2006 2007 2008 2009 2002 2003 2004 2005 2006 2007 2008 2009 2002 2003 2004 2005 2006 2007 2008 2009
(12.0%)
(5.0%)
2.0%
9.0%
16.0%
23.0%
30.0%
($9)
($40)
NET SALES
OPERATING
INCOME
&
OPERATING
MARGIN
($ in millions)
History Of Strong Financial Performance

Consolidated Non-GAAP Results
• Began to see the benefits of January valve and hydrant price increases
• Average prices on pipe shipments at U.S. Pipe were down YOY but up sequentially. Order price up sequentially.
• Significant improvement in operating margins on increased volumes, manufacturing and other cost savings, and increased capacity utilization primarily at Mueller Co. and U.S. Pipe
• Continue to see signs of stabilization in most of Anvil’s end markets
• We believe our distributors and our end customers are approaching the 4 th
quarter with caution given uncertain
economic climate
FY 3Q10 results exclude restructuring $0.9 million, $0.5 million net of tax, and $2.2 million tax expense on the repatriation of Canadian earnings
FY 3Q09 results exclude restructuring $3.9 million, $2.4 million net of tax, and $2.3 million, $1.4 million net of tax, on loss on early extinguishment of debt
$ in millions (except per share amounts) 2010 2009
Net sales $375.9 $363.2
Adj. income (loss) from operations $13.4 ($4.6)
Adj. operating income (loss) % of net sales 3.6% (1.3%)
Adj. net loss per share ($0.01) ($0.13)
Adj. EBITDA $34.5 $17.0
Adj. EBITDA % of net sales 9.2% 4.7%
Third Quarter Fiscal

Refinancing Highlights
• Recapitalization provides a long-term capital
structure
• Extends maturities with no required principal
payments before 2015
• Locks in long term capital at attractive rates
• Preserves deleveraging capability
• Expect greater operational flexibility
• Elimination of financial maintenance covenants
with excess availability of $34.4mm or 12.5% of
facility amount
• Pro forma excess availability at June 30, 2010 of
$157mm, after $49mm initial borrowing and
$37.6mm letters of credit
• Reduces limitation on business operations
including acquisitions, investments, restricted
payments and divestitures
New structure:
•
$420mm 7 3/
8
% Senior Subordinated Notes due
2017
•
$225mm 8 3/
4
% Senior Unsecured Notes due
2020
• $275mm ABL Revolver Credit Facility due 2015
($49mm drawn at 8/26/10)
Debt Maturity
($ in millions)
$0 $0 $0 $0 $0 $0 $0 $0 $49
$225
$420
$226
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020

Capital Structure
Notes: * FY 2007 excludes $48.1 million of cash costs related to debt restructuring activities.
Reduced debt by $856mm from
March 31, 2006 through June 30, 2010
Reduced debt by $269mm in the 12
months ended June 30, 2010
Free Cash Flow
($ in millions)
$37
$115
$94
$91
$14
$0
$20
$40
$60
$80
$100
$120
$140
FY2006 FY2007* FY2008 FY2009 FYTD 6/30/2010
Total Debt
($ in millions)
$1,549
$1,127
$1,101 $1,096
$740
$693
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Mar-2006 FY2006 FY2007* FY2008 FY2009 Jun 2010

Investment Highlights
•
Water industry has fundamentally strong long-term dynamics
•
Driven by new and upgraded infrastructure
•
Limited number of suppliers to end markets
•
Strong competitive position
•
Leading brand positions with large installed base
•
Leading municipal specification positions
•
Comprehensive distribution network
•
Low-cost manufacturing operations
•
Operating leverage when volumes improve
•
Growth opportunities
•
Organic growth
•
Strategic acquisitions

Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Three months ended June 30, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 174.6 $       120.2 $       81.1 $         - $              375.9 $
Gross profit (loss) 52.1 $         (2.7) $          21.1 $         0.1 $           70.6 $
Selling, general and administrative expenses 23.3 7.7 16.6 9.6 57.2
Restructuring - 0.9 - - 0.9
Income (loss) from operations 28.8 $         (11.3) $        4.5 $           (9.5) $          12.5
Interest expense, net 15.8
Income tax expense 0.5
Net loss (3.8) $
Net loss per diluted share (0.02) $
Capital expenditures 2.7 $           2.1 $           2.0 $           - $              6.8 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 28.8 $         (11.3) $        4.5 $           (9.5) $          12.5 $
Restructuring - 0.9 - - 0.9
Adjusted income (loss) from operations 28.8 (10.4) 4.5 (9.5) 13.4
Depreciation and amortization 12.3 4.6 3.9 0.3 21.1
Adjusted EBITDA 41.1 $         (5.8) $          8.4 $           (9.2) $          34.5 $
Adjusted net loss:
Net loss (3.8) $
Tax on repatriation on Canadian earnings 2.2
Restructuring, net of tax 0.5
Adjusted net loss (1.1) $
Adjusted net loss per diluted share (0.01) $
Free cash flow:
Net cash used in operating activities (8.6) $
Capital expenditures (6.8)
Free cash flow (15.4) $
Net debt (end of period):
Current portion of long-term debt 10.5 $
Long-term debt 682.2
Total debt 692.7
Less cash and cash equivalents (77.1)
Net debt 615.6 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Three months ended June 30, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 154.6 $       96.7 $         111.9 $       - $              363.2 $
Gross profit (loss) 35.8 $         (6.0) $          28.1 $         (0.1) $          57.8 $
Selling, general and administrative expenses 22.2 10.8 21.4 8.0 62.4
Impairment and restructuring 0.7 1.5 1.7 - 3.9
Income (loss) from operations 12.9 $         (18.3) $        5.0 $           (8.1) $          (8.5)
Interest expense, net 17.2
Loss on early extinguishment of debt 2.3
Income tax benefit (9.0)
Net loss (19.0) $
Net loss per diluted share (0.16) $
Capital expenditures 1.7 $           1.6 $           1.8 $           - $              5.1 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 12.9 $         (18.3) $        5.0 $           (8.1) $          (8.5) $
Impairment and restructuring 0.7 1.5 1.7 - 3.9
Adjusted income (loss) from operations 13.6 (16.8) 6.7 (8.1) (4.6)
Depreciation and amortization 12.7 4.3 4.4 0.2 21.6
Adjusted EBITDA 26.3 $         (12.5) $        11.1 $         (7.9) $          17.0 $
Adjusted net loss:
Net loss (19.0) $
Restructuring, net of tax 2.4
Loss on early extinguishment of debt, net of tax 1.4
Adjusted net loss (15.2) $
Adjusted net loss per diluted share (0.13) $
Free cash flow:
Net cash provided by operating activities 70.5 $
Capital expenditures (5.1)
Free cash flow 65.4 $
Net debt (end of period):
Current portion of long-term debt 19.3 $
Long-term debt 941.9
Total debt 961.2
Less cash and cash equivalents (80.1)
Net debt 881.1 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Nine months ended June 30, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 449.1 $       282.9 $       258.8 $       - $              990.8 $
Gross profit (loss) 121.2 $       (19.6) $        63.0 $         0.1 $           164.7 $
Selling, general and administrative expenses 66.7 22.3 48.0 26.0 163.0
Restructuring 0.1 11.6 0.1 - 11.8
Income (loss) from operations 54.4 $         (53.5) $        14.9 $         (25.9) $        (10.1)
Interest expense, net 47.4
Loss on early extinguishment of debt 0.5
Income tax benefit (19.8)
Net loss (38.2) $
Net loss per diluted share (0.25) $
Capital expenditures 9.8 $           7.4 $           4.1 $           0.1 $           21.4 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 54.4 $         (53.5) $        14.9 $         (25.9) $        (10.1) $
Restructuring 0.1 11.6 0.1 - 11.8
Adjusted income (loss) from operations 54.5 (41.9) 15.0 (25.9) 1.7
Depreciation and amortization 37.2 14.0 11.5 0.6 63.3
Adjusted EBITDA 91.7 $         (27.9) $        26.5 $         (25.3) $        65.0 $
Adjusted net loss:
Net loss (38.2) $
Restructuring, net of tax 7.1
Tax on repatriation on Canadian earnings 2.2
Interest rate settlement costs, net of tax (0.7)
Loss on early extinguishment of debt, net of tax 0.3
Adjusted net loss (29.3) $
Adjusted net loss per diluted share (0.19) $
Free cash flow:
Net cash provided by operating activities 35.7 $
Capital expenditures (21.4)
Free cash flow 14.3 $
Net debt (end of period):
Current portion of long-term debt 10.5 $
Long-term debt 682.2
Total debt 692.7
Less cash and cash equivalents (77.1)
Net debt 615.6 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Nine months ended June 30, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 389.0 $       305.6 $       358.5 $       - $              1,053.1 $
Gross profit (loss) 89.3 $         (6.3) $          104.8 $       (0.1) $          187.7 $
Selling, general and administrative expenses 64.6 27.9 64.7 27.5 184.7
Impairment and restructuring 820.1 100.9 95.6 0.2 1,016.8
Loss from operations (795.4) $      (135.1) $      (55.5) $        (27.8) $        (1,013.8)
Interest expense, net 51.1
Loss on early extinguishment of debt 0.8
Income tax benefit (79.9)
Net loss (985.8) $
Net loss per diluted share (8.52) $
Capital expenditures 7.8 $           7.1 $           7.5 $           0.3 $           22.7 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Loss from operations (795.4) $      (135.1) $      (55.5) $        (27.8) $        (1,013.8) $
Impairment and restructuring 820.1 100.9 95.6 0.2 1,016.8
Adjusted income (loss) from operations 24.7 (34.2) 40.1 (27.6) 3.0
Depreciation and amortization 38.2 16.6 13.0 0.5 68.3
Adjusted EBITDA 62.9 $         (17.6) $        53.1 $         (27.1) $        71.3 $
Adjusted net loss
Net loss (985.8) $
Impairment and restructuring, net of tax 953.7
Loss on early extinguishment of debt, net of tax 0.5
Adjusted net loss (31.6) $
Adjusted net loss per diluted share (0.27) $
Free cash flow:
Net cash provided by operating activities 68.3 $
Capital expenditures (22.7)
Free cash flow 45.6 $
Net debt (end of period):
Current portion of long-term debt 19.3 $
Long-term debt 941.9
Total debt 961.2
Less cash and cash equivalents (80.1)
Net debt 881.1 $

Segment Results And Reconciliation Of Non-GAAP To GAAP
Performance Measures
(in millions, except per share amounts)
Year ended September 30, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 547.1 $       410.9 $       469.9 $       - $              1,427.9 $
Loss from operations (770.6) $      (142.4) $      (53.4) $        (34.5) $        (1,000.9) $
Interest expense, net 78.3
Loss on early extinguishment of debt, net 3.8
Income tax benefit (86.3)
Net loss (996.7) $
Net loss per diluted share (8.55) $
Capital expenditures 16.2 $         11.2 $         11.9 $         0.4 $           39.7 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Loss from operations (770.6) $      (142.4) $      (53.4) $        (34.5) $        (1,000.9) $
Impairment 818.7 59.5 92.7 - 970.9
Restructuring 2.0 41.6 4.0 0.2 47.8
Adjusted income (loss) from operations 50.1 (41.3) 43.3 (34.3) 17.8
Depreciation and amortization 50.9 21.1 17.6 0.6 90.2
Adjusted EBITDA 101.0 $       (20.2) $        60.9 $         (33.7) $        108.0 $
Adjusted net loss:
Net loss (996.7) $
Impairment, net of tax 925.9
Restructuring, net of tax 29.0
Interest rate settlement costs, net of tax 3.8
Loss on early extinguishment of debt, net of tax 2.3
Adjusted net loss (35.7) $
Adjusted net loss per diluted share (0.31) $
Free cash flow:
Net cash used in operating activities 121.9 $
Capital expenditures (39.7)
Free cash flow 82.2 $
Net debt (end of period):
Current portion of long-term debt 11.7 $
Long-term debt 728.5
Total debt 740.2
Less cash and cash equivalents (61.5)
Net debt 678.7 $

Segment Results And Reconciliation Of Non-GAAP To GAAP
Performance Measures
(in millions, except per share amounts) Year ended September 30, 2008
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 718.1 $       546.0 $       595.2 $       - $              1,859.3 $
Income (loss) from operations 128.4 $       (17.4) $        74.1 $         (39.0) $        146.1 $
Interest expense, net 72.4
Income tax expense 31.7
Net income 42.0 $
Net income per diluted share 0.36 $
Capital expenditures 17.9 $         58.5 $         11.5 $         0.2 $           88.1 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 128.4 $       (17.4) $        74.1 $         (39.0) $        146.1 $
Restructuring charges - 18.3 - - 18.3
Adjusted income (loss) from operations 128.4 0.9 74.1 (39.0) 164.4
Depreciation and amortization 50.1 22.7 19.7 0.6 93.1
Adjusted EBITDA 178.5 $       23.6 $         93.8 $         (38.4) $        257.5 $
Adjusted net income:
Net income 42.0 $
Restructuring charges, net of tax 11.1
Adjusted net income 53.1 $
Adjusted net income per diluted share 0.46 $
Free cash flow:
Net cash provided by operating activities 182.0 $
Capital expenditures (88.1)
Free cash flow 93.9 $
Net debt (end of period):
Current portion of long-term debt 6.1 $
Long-term debt 1,090.6
Total debt 1,096.7
Less cash and cash equivalents (141.9)
Net debt 954.8 $

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